SHAREHOLDER.COM SUBSCRIBER AGREEMENT
Company Name:     Patriot Gold Corp.
Mailing Address:  1775 Bellevue Avenue, Suite 501
City  State  Zip: West Vancouver, British Columbia, Canada  V7V 1A9
Ticker:           PGOL

This Agreement sets forth the terms for the company named above ("Subscriber") will use Shareholder.com (the trademarked name of Direct Report Corporation) electronic investor communications services.

1. Shareholder.com will maintain, update and manage the Shareholder.com services selected by Subscriber and which are set forth in the Shareholder.com Service and Fee Schedule. Select Subscriber Service(s).

2. Subscriber will use its best efforts to provide Shareholder.com all required information including news releases, information updates and printed fulfillment material on a timely basis.

3. WebCenter service is provisioned solely for use as part of Subscriber corporate website. Use of WebCenter services for corporate Intranet services are subject to additional fee.

4. Subscriber will pay all applicable charges within thirty (30) days of the receipt of the invoice thereof. Upon execution of this agreement, Subscriber will be invoiced for the setup fee and the first quarter service fees. The effective date of the contract and for billing of service fees is the earlier of when the service is publicly accessible or 90 days from the date of this signed contract. Shareholder.com may change its service fees by giving the Subscriber ninety (90) days prior written notice, effective after the first twelve (12) months. All charges hereunder are exclusive of terms for which Subscriber will be responsible.

5. Subscriber agrees not to publish the Internet address and/or telephone number related to services until Subscriber has confirmed it is correctly connected to Shareholder.com.

6. This Agreement shall be effective for a three (3) month period taking effect on the "Start Date" listed above and will continue on a month-to-month basis. After the first three (3) month period, this Agreement may be terminated upon thirty (30) day prior written notice.

7. There are no express or implied warranties relating to the services covered by this agreement. In no event will Shareholder.com be liable for damages of any type arising out of any defect in Shareholder.com services or with respect to Subscriber's use thereof.

8. It being understood that Shareholder.com will act hereunder solely as a transmitter of information provided by the Subscriber. Subscriber hereby agrees to indemnify and hold harmless Shareholder.com, its directors, officers, partners, employees and shareholders from liability of any kind resulting from the processing and publication of Subscriber's news and information by Shareholder.com.

9. This Agreement shall be governed in accordance with the laws of the Commonwealth of Massachusetts. This Agreement shall constitute the entire Agreement of Shareholder.com and Subscriber with respect to the subject matter contained herein and may not be amended except by a writing duly signed by each of the parties hereto.

10. Subscriber agrees to let Shareholder.com mention the subscriber's name and service when communicating with other subscribers or the media. This includes describing subscriber services to Shareholder.com sales prospects that are not subscriber competitors, press releases, advertising, inclusion in client rosters in collateral and online, and describing the Subscriber's benefits to the media. Shareholder.com will alert the subscriber to any media activity where the subscriber's name is likely to be mentioned, and will let the client review any press releases or attributed quotes specific to the client before the company releases them.

BY EXECUTING THIS AGREEMENT, THE UNDERSIGNED AGREE TO ALL OF THE TERMS AND CONDITIONS PRINTED ABOVE.

By:      /s/Ron Blomkamp
         Authorized Signature

         Ron Blomkamp
         Printed Name

         2003/08/28
         Date



         Sept. 2/30
         Shareholder.com Authorized Signature & Date


                                                                 SHAREHOLDER.COM

                 Shareholder.com(R) Subscriber Agreement page 2

Please check applicable subscription services:      Setup Fee       Monthly Fee
[ ]  Prism Compliance                               $495            $195
[ ]  Prism Transparency                             $995            $795

[ ]  WebCenter Plus                                 $1,995          $795
[ ]  WebCenter                                      $995            $395

|X|  MailCenter                                     $495            $195
Included:  In setup fee:

One on-line literature mail fulfillment web page created with Patriot Gold's corporate look & feel Time for mail fulfillment web page creation: 1 week Data entered from fulfillment web page to automatically populate Dialogue System

MailCenter Fees:
Literature Request:
                               Internet         No Charge

Literature request data entry $.95 per request Handling and Labeling:
                               US First Class Postage $.90 per package plus postage Express Delivery (FedEx etc.) $2.50 per package plus carrier charge
Investor Kit Assembly, 7 pieces                 $.95 per kit
8+ pieces                                       $.12 each
Photocopies (Photocopy on demand)
(per page, per monthly volumes)                 0-4,999 / $.12
                                                5,000-9,999 / $.11
                                                10,000-24,999 / $.10
                                                25,000-49.999 / $.09
                                                50,000+ / $.08
Conference/Trade Show Packaging:                $100 plus individual fulfillment
                                                charges
Expedite fee (less than 48 hours notice)        $150

Storage fee (2 pallets included)                $20 per pallet per month

Webcast                                         One-Time

[ ]  AudioPlus Webcast                          $795
[ ]  Interactive Webcast                        $1,495

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SHAREHOLDER.COM PRISM STANDALONE OFFERINGS
                                                One-Time             Monthly Fee
[ ]  Document Conversion including:             $2,450               N/A
                   Dynamic Annual Report
                   Dynamic Proxy Materials
[ ]  Dynamic Annual Report                      $1,050               N/A
[ ]  Dynamic Charting                           $495                 $395



_/s/  Ron Blomkamp___________________           __2003-09-02___________
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Authorized Signature                            Date